                                                                       EXHIBIT 1

                       SCHEDULE 13D JOINT FILING AGREEMENT

         The undersigned and each other person executing this joint filing agreement (this "Agreement") agree that each of the undersigned is responsible for the timely filing of this statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained herein or therein; but none of the undersigned is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         In Witness Whereof, the undersigned have either signed this Agreement or caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth below.

Date: September 24, 2002



                                     /s/ Larry N. Feinberg
                                     ---------------------------------------
                                     Larry N. Feinberg


                                     ORACLE INVESTMENT MANAGEMENT, INC.

                                     By: /s/ Larry N. Feinberg
                                         -----------------------------------
                                     Name: Larry N. Feinberg
                                     Title: President

                                     ORACLE PARTNERS, L.P.
                                     By: Oracle Associates, LLC, its general
                                     partner

                                     By: /s/ Larry N. Feinberg
                                         -----------------------------------
                                     Name: Larry N. Feinberg
                                     Title: Managing Member


                                     ORACLE ASSOCIATES, LLC

                                     By: /s/ Larry N. Feinberg
                                         -----------------------------------
                                     Name: Larry N. Feinberg
                                     Title: Managing Member